Note 3 - Going Concern	12 Months Ended
Dec. 31, 2015
Going Concern [Abstract]
Going Concern [Text Block]
3.	Going Concern:

As at December 31, 2015, the Company has a working capital deficit of $13,004 and its capital commitments for the acquisition of its fleet for the following twelve months amount to $ 69,475 (see Note 12 for details). The Company’s options to fund its short term capital commitments and its working capital requirements include:

a) a $22,200 drawdown under a senior secured credit facility for which the Company has signed a loan agreement with ABN Amro Bank (see Note 11) for the financing of M/T Eco Revolution delivered in January 2016,

b) a $23,185 expected drawdown under senior secured credit facility for which the Company has signed a commitment letter with Norddeutsche Landesbank Girozentrale bank of Germany (“Nord LB Bank” - see Note 22),

c) drawdowns under its unsecured revolving credit facility with Family Trading Inc (“Family Trading”) (see Note 6 and 11), which as of December 31, 2015 had an undrawn balance of $11,150,

d) cash from operations

e) cash from sale of vessels, and

f) other sources such as funds from the Company’s major shareholder if required.

Furthermore, the Company believes that it will be able to obtain financing for its last newbuilding vessel, Hull No S417, due for delivery in the second and third quarter of 2016 and is currently in discussions with certain banks . Finally on January 12, 2016, Family Trading assumed the outstanding balance of the Delos Termination Fee that amounted to $3,796, thus reducing by the same amount the Company’s working capital deficit (see Note 22). Therefore, the consolidated financial statements have been prepared on a going concern basis.